Exhibit 10.133

NOTE PURCHASE AGREEMENT
THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made and entered into this 6th day of March 2024, by and between Live Ventures Incorporated, a Nevada corporation (the “Seller”), and MSW Projects Limited, a Canadian entity, or designee (the “Buyer”), on the following premises:
PREMISES
A.Seller is the record and beneficial owner of an Amended Promissory Note in its favor in the current principal amount of $1,001,856.93 (the “Note”) issued by JanOne Inc., a Nevada corporation (the “Company”); and
B.Buyer desires to purchase the Note from the Seller, and the Seller desires to sell the Note to the Buyer, on the terms and conditions stated herein.
AGREEMENT
Based upon the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:
ARTICLE I PURCHASE OF THE NOTE
1.1Purchase and Sale of the Note. Subject to the provisions of Section 5.01, the Buyer agrees to purchase from the Seller and the Seller agrees to sell the Note to the Buyer for a purchase price (the “Purchase Price”) of $701,856.93.
1.2Pre-Closing. Prior to the Closing (as that term is defined in Section 1.03) and subject to the provisions of Section 5.01,
(a)The Seller shall provide to Randolf Katz, c/o Clark Hill PLC, counsel to the Seller as escrow holder (the “Escrow Holder”) (i) the Note and (ii) an original short-form Note Assignment Agreement (the “Note Agreement”) in the form identical to the copy of the Note Agreement that is attached hereto as Exhibit A with instructions for the Escrow Holder to hold the Note and the Note Agreement in escrow until the counsel for the Seller has provided to the Escrow Holder written release instructions for the Escrow Holder to deliver the Note and the Note Agreement to the Buyer; and
(b)The Buyer shall transmit the Purchase Price by wire transfer to the IOLTA trust account of Clark Hill PLC to hold the Purchase Price in escrow until the counsel for the Buyer has provided to the Escrow Holder written release instructions for the Escrow Holder to deliver the Purchase Price to the Buyer.

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1.3Closing. Subject to the provisions of Section 5.01, the purchase and sale of the Note shall take place at a Closing (the “Closing”), to be held at such date, time, and place as shall be determined by the Buyer and the Seller. At the Closing:

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(a)Counsel for the Buyer shall provide written instructions to the Escrow Holder to release the Purchase Price to the Seller;
(b)Counsel for the Seller shall provide written instructions to the Escrow Holder to deliver to the Buyer the Note and the Note Agreement at the address set forth herein, such that the Buyer shall thereupon become the owner of the Note; and
(c)All representations, covenants, and warranties of the Buyer and the Seller contained in this Agreement shall be true and correct on and as of the Closing with the same effect as though the same had been made on and as of such date.
ARTICLE II
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE SELLER
As an inducement to, and to obtain the reliance of the Buyer, in connection with its purchase of the Note, the Seller represents and warrants as follows:
1.1Private Transaction. The offer, offer for sale, and sale of the Note by the Seller to the Buyer have not been and do not need to be registered with the Securities and Exchange Commission (the “Commission”). The Note and, if converted, the shares of Underlying Stock (collectively, the “JanOne Securities”) may constitute “restricted securities”, as that term is defined in Rule 144 promulgated by the Commission under the United States Securities Act of 1933, as amended (the “Securities Act”). Neither the Seller, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the JanOne Securities.
1.2Execution and Delivery; No Conflict; Approval of Agreement. This Agreement has been duly executed and delivered by the Seller and constitutes the valid and binding obligation of the Seller, enforceable against the Seller in accordance with the terms herein, except as the same may be limited by: (i) bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors’ rights; (ii) equitable principles; and (iii) public policies with respect to the enforcement of indemnification agreements. The Seller has full authority, and legal right and has taken, or will take, all action required by law to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including the transfer of the Note, in accordance with the provisions of this Agreement. The execution, delivery, and performance of this Agreement by the Seller and the consummation of the transactions contemplated hereby: (i) have been duly and validly authorized by all necessary entity or individual action on the part of the Seller and (ii) are not prohibited by, do not violate any provision of, and will not result in the breach of or accelerate or permit the acceleration of, the performance required by the terms of any applicable law, rule regulation, judgment, decree, order, or other requirement of any governmental body or any court, authority, department, commission, board, bureau, agency, or instrumentality of any thereof in a manner that would have a material adverse effect on the Seller, or any material contract, indenture, agreement, or commitment to which the Seller is a party or bound.
1.3Legal Right. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute, indenture, mortgage, or other agreement

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or instrument to which the Seller is a party or by which it is bound by any order, rule, or regulation directed to the Seller or its affiliates by any court or governmental agency or body having jurisdiction

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over them; and no other consent, approval, authorization, or action is required for the consummation of the transactions contemplated hereby other than such as have been obtained.
1.4No Liens, Encumbrances. The Seller owns the Note free and clear of all liens, claims, encumbrances, preemptive rights, rights of first refusal, and adverse interests of any kind and has the full legal right and ability to transfer the Note under this Agreement.
1.5Transfer of Note. The Note will be transferred free and clear of any and all liens, claims, encumbrances, preemptive rights, rights of first refusal, and adverse interests of any kind.
1.6Company Information. Seller has not provided any information to the Buyer related to the Company, including, but not limited, to the Company’s operations, management, business plans, and/or financial information of likelihood of future financial performance.
ARTICLE III
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE BUYER
As an inducement to, and to obtain the reliance of the Seller in connection with its sale of the Note, the Buyer represents and warrants as follows:
1.1Standing and Authority of the Buyer. The Buyer has all requisite power and authority to execute and deliver this Agreement, to perform Buyer’s obligations hereunder, and to consummate the transactions contemplated hereby.
1.2Execution and Delivery; No Conflict.
(a)This Agreement has been duly executed and delivered by the Buyer and constitutes the valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with the terms herein, except as the same may be limited by: (i) bankruptcy, insolvency, reorganization, moratorium, or other laws affecting generally the enforcement of creditors’ rights, (ii) equitable principles, and (iii) public policies with respect to the enforcement of indemnification agreements. The Buyer has full authority, and legal right and has taken, or will take, all action required by law to execute and deliver this Agreement and to consummate the transactions herein contemplated including the purchase of the Note and the delivery of the Purchase Price, all in accordance with the provisions of this Agreement.
(b)The execution, delivery, and performance of this Agreement by the Buyer and the consummation of the transactions contemplated hereby: (i) have been duly and validly authorized by all necessary action on the part of the Buyer and (ii) are not prohibited by, do not violate any provision of, and will not result in the breach of or accelerate or permit the acceleration of, the performance required by the terms of any applicable law, rule regulation, judgment, decree, order, or other requirement of any governmental body or any court, authority, department, commission, board, bureau, agency, or instrumentality of either thereof in a manner which would have a material adverse effect on the Buyer, or any material contract, indenture, agreement or commitment, to which the Buyer is a party or bound.

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1.3Consents and Approvals. The execution, delivery, and performance by the Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby do not require the Buyer to obtain any consent, approval, or action of, or give any notice to, any corporation, person, firm, or judicial authority except: (i) such as have been duly obtained or made, as the case

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may be, and are in full force and effect on the date hereof and (ii) those which the failure to obtain would have no material adverse effect on the transactions contemplated hereby.
1.4Securities Representations. The Buyer understands and agrees that: (i) the consummation of this Agreement, including the transfer of the Note and the tender of the Purchase Price, each as contemplated hereby, constitutes a private offer and sale of securities that constitute “restricted securities” and (ii) the Note has not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned, or transferred unless
(A) subsequently registered thereunder, (B) sold, assigned, or transferred pursuant to an exemption from such registration requirements, or (C) sold, assigned, or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto). The Buyer is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.
1.5Company Information. The Buyer has not relied upon, nor asked for, any information from the Seller related to the business, finances, and/or operations of the Company. Likewise, the Buyer has not relied upon, nor asked for, any information from the Seller related to the business, finances, and/or operations of the Company. The Buyer acknowledges that its sole source of information about the Company has been the disclosures made by the Company to the public required under the Securities Act and press releases of the Company. The Buyer acknowledges and agrees that the Seller may have material non-public information related to the Company, and the Buyer has not requested that the Seller disclose any such material non-public information related to the Company.
1.6Investment Experience. The Buyer has been an investor in securities of companies similar to the Company and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the purchase of and investment in the Note.
(a)The Buyer acknowledges that the JanOne Securities constitute “restricted securities” and that none of the JanOne Securities can be publicly sold unless registered with the Commission and qualified by appropriate state securities regulators, or unless the Buyer otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).
(b)The Buyer has adequate means of providing for current needs and contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of a purchase of the Note. The Buyer represents that it is able to bear the economic risk of the investment and at the present time could afford a complete loss of such investment. The Buyer has reviewed this Agreement with care.
(c)The Buyer is an “Accredited Investor” as defined in Regulation D of the Securities Act. The Buyer, either alone or with the Buyer’s professional advisers who are unaffiliated with, have no equity interest in, and are not compensated by the Seller or the Company or by any affiliate of the Seller or the Company or by any selling agent of the Buyer or the Company, directly or indirectly, has sufficient knowledge and experience in financial and business matters that the Buyer is capable of evaluating the merits and risks of

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a purchase of the Note and of making an informed investment decision with respect thereto and has the capacity to protect its own interests in connection with its purchase of the Note.
(d)The Buyer is acquiring the JanOne Securities solely for its own account as principal, for investment purposes only, and not with a view to the resale or distribution

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thereof, in whole or in part, and no other person or entity has a direct or indirect beneficial interest in the JanOne Securities.
(e)The Buyer will not sell or otherwise transfer any of the JanOne Securities without registration thereof under the Securities Act or an exemption therefrom and fully understands and agrees that it must bear the economic risk of the its purchase of the JanOne Securities for an indefinite period of time because, among other reasons, none of the JanOne Securities has been registered under the Securities Act or qualified under the securities laws of any state and, therefore, cannot be resold, pledged, assigned, or otherwise disposed of unless they are subsequently registered under the Securities Act and qualified under the applicable securities laws of such states or unless an exemption from such registration and qualification is available.
ARTICLE IV SPECIAL COVENANTS
1.1Purchase of the Note. The Seller and the Buyer agree and understand that the consummation of the sale of the Note to the Buyer as contemplated herein constitutes the offer and sale of securities under the Securities Act and applicable state statutes. The Seller and the Buyer agree such transactions shall be consummated in reliance, if applicable, on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, among other items, on the circumstances under which the Note is acquired.
(a)The parties accept, and concur in, the following representations and warranties:
(i)The Buyer acknowledges that neither the Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring any of the JanOne Securities, and that this transaction involves certain risks.
(ii)The Buyer has received and read this Agreement and understands the risks related to the consummation of the transactions herein contemplated.
(iii)The Buyer has such knowledge and experience in business and financial matters that it is capable of evaluating the transactions contemplated hereby.
(iv)The Buyer has been provided with copies of all materials and information requested by the Buyer or its representatives regarding the Seller, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.
(b)In order more fully to document reliance on the exemptions, if any, as provided herein, the Seller and the Buyer shall execute and deliver to the other, at or prior to

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the Closing, such further letters of representation, acknowledgment, suitability, or the like as the Seller or the Buyer and their respective counsel may reasonably request in connection with the transactions contemplated hereby.

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(c)The Seller and Buyer acknowledge that the basis for relying on exemptions, if any, are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification, if applicable.
1.2Expenses of Sale. The Seller and the Buyer will pay their own expenses incident to the performance of their respective obligations hereunder, including but not limited to the fees and expenses of their counsel and accountants.
1.3Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
ARTICLE V MISCELLANEOUS
1.1Split Closings. Notwithstanding the other provisions of this Agreement, the transactions contemplated hereby will be divided into two parts with two separate Closings – the first for an amount equivalent to fifty percent (50%) the amounts set forth hereinabove and the second for an amount equivalent to the first Closing amount plus an amount equivalent to the interest that has accrued from and after the date of the first Closing. The first Closing shall occur on the time set forth above. The second Closing shall occur not later than three business days after the earliest of (x) an announcement by the Securities and Exchange Commission (the SEC”) that it has settled its litigation with the Company in the matter styled as Live Ventures, Incorporated; Janone, Inc. (fka Appliance Recycling Centers of America, Inc.); John Isaac aka Jon Isaac; Kingston Diversified Holdings LLC; and Virland A. Johnson, Defendants, United States District Court, District of Nevada Court Case No. 2:21-cv-1433-JCM-VCF (the “Litigation”), (y) the date on which the Company files a Current Report on Form 8-K with the SEC, which Current Report discloses that the Company has settled the Litigation, or (z) 60 days from the date of the initial Closing.
1.2Attorney’s Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.
1.3Notice. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by e-mail, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail, with accurate confirmation generated by the transmitting computer, at the physical or e-mail address designated below (if delivered on a business day during normal business hours where such notice is

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to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the third business day following the date of transmittal by express courier service, fully prepaid, addressed to such address,

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or (c) upon actual receipt of such mailing, whichever shall first occur.    The addresses for such communications shall be:
If to the Seller, to:    Live Ventures Incorporated
325 E. Warm Springs Road, Suite 102 Las Vegas, Nevada 89119
Attn: Jon Isaac
E-mail: jisaac@liveventures.com
With a mandatory copy to
(which shall not constitute notice):    Clark Hill PLC
555 South Flower Street, 24th Floor Los Angeles, California 90071 Attn: Randolf W. Katz, Esq.
E-mail: rkatz@clarkhill.com And
E-mail: randy@randykatzlaw.com
If to the Buyer, to:    MSW Projects Limited 6745 Century Ave, Suite 3
Mississauga, Ontario L5N 6P7 Canada Bruce Bent
E-mail: brpbent32@gmail.com Each party shall provide notice to the other party of any change in address.
1.4Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.
1.5Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the closing and the consummation of the transactions herein contemplated for a period of six months from the closing, unless otherwise provided herein.
1.6Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.
1.7Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

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1.8Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Seller and Buyer and their respective successors. Nothing expressed in this Agreement is intended to

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give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under this Agreement.
1.9Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.
1.10Captions. The captions or headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.
1.11Applicable Law; Jurisdiction; Venue. The Agreement and the transactions contemplated hereby shall be governed by and construed in accordance with the internal laws of the State of Nevada without regard to the conflicts of laws principles thereof. The Buyer and the Seller Parties hereby agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in Clark County, State of Nevada. By its execution hereof, each of the Buyer and the Seller hereby covenants and irrevocably submits to the in personam jurisdiction of the federal and state courts located in Clark County, State of Nevada, and agrees that any process in any such action may be served upon him or it personally, or by certified mail or registered mail upon such party or his or its respective agent, return receipt requested, postage prepaid, with the same full force and effect as if personally served upon such party. Each of the Buyer and the Seller waives any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other Party of its reasonable counsel fees and disbursements in an amount judicially determined.
1.12Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
[Signatures on following page]

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IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.
LIVE VENTURES INCORPORATED    MSW PROJECTS LIMITED

By:		By:
	Jon Isaac, President		Bruce Bent, director
CLARK HILL PLC – solely in respect of Sections 1.02, 1.03, and 5.01

By:
Randolf Katz, Member
JanOne Inc. acknowledges the terms and conditions of this Agreement and the transactions contemplated hereby.
JANONE INC.

By:
Tony Isaac, Chief Executive Officer

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EXHIBIT A
[attach Note Agreement]

EXHIBIT A

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